UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 4, 2014

PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-141884	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3100 Main Street, Suite 900 Houston TX	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 335-5151

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Purchase Agreement
On December 4, 2014, PROS Holdings, Inc. (the “Company,” “we,” “us” or “our”) entered into a purchase agreement (the “Purchase Agreement”) with Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), to issue $143.75 million in aggregate principal amount of 2.00% Convertible Senior Notes due December 1, 2019 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be issued to the Initial Purchasers pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act. In addition, the Company granted the Initial Purchasers a 30-day option to purchase up to an additional $18.75 million aggregate principal amount of the Notes on the same terms and conditions. The Initial Purchasers exercised this option in full on December 5, 2014.
The Purchase Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.
The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Indenture
On December 10, 2014, the Company issued $143.75 million in aggregate principal amount of the Notes under an indenture, dated as of December 10, 2014, (the “Indenture”) between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”). We offered and sold the Notes in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Initial Purchasers offered and sold the notes to “qualified institutional buyers” pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Notes and any common stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
The Notes will bear interest at a rate of 2.00% per year, payable semiannually in arrears in cash on June 1st and December 1st of each year, beginning on June 1, 2015. The Notes are our general unsecured obligations and will rank senior in right of payment to all of our indebtedness that is expressly subordinated in right of payment to the Notes, will rank equally in right of payment with all of our existing and future liabilities that are not so subordinated, will be effectively junior to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness and will be structurally subordinated to all indebtedness and other liabilities (including trade payables but excluding intercompany obligations owed to the Company or its subsidiaries.
Holders may convert their Notes at their option on any day prior to the close of business on the business day immediately preceding September 1, 2019 only under the following circumstances: (1) during the five consecutive business day period immediately following any five consecutive trading day period (the “Measurement Period”) in which the trading price per Note for each day of that Measurement Period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such day; (2) during any calendar quarter commencing after the calendar quarter ending March 31, 2015, if the last reported sale price of our common stock for 20 or more trading days (whether or not consecutive) in a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter exceeds 130% of the applicable conversion price in effect on each such trading day; or (3) upon the occurrence of specified corporate events. The Notes will be convertible, regardless of the foregoing circumstances, at any time from, and including, September 1, 2019 until the close of business on the second scheduled trading day immediately preceding the applicable maturity date.
Upon conversion we will pay cash or deliver, as the case may be, cash, shares of our common stock or a combination of cash and shares of our common stock, at our election. If we satisfy our conversion obligation solely in cash or through payment and delivery, as the case may be, of a combination of cash and shares of our common stock, the amount of cash and shares of common stock, if any, due upon conversion will be based on a daily conversion value calculated on a proportionate basis for each trading day in a 60 trading day observation period. The initial conversion rate for the Notes will be 29.5972 shares of common stock per $1,000 in principal amount of Notes, equivalent to a conversion price of approximately $33.79 per share of common stock. The conversion rate will be subject to adjustment in certain circumstances.
Subject to certain exceptions, holders may require the Company to repurchase, for cash, all or part of their Notes upon a “Fundamental Change” (as defined in the Indenture) at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the “Fundamental Change Repurchase Date” (as defined in the Indenture). In addition, upon a “Make-Whole Fundamental Change” (as defined in the Indenture) prior to the maturity date of the Notes, we will, in some cases, increase the conversion rate for a holder that elects to convert its Notes in connection with such Make-Whole Fundamental Change. The Company may not redeem the Notes prior to maturity.

The Indenture contains certain events of default after which the Notes may be due and payable immediately. Such events of default include, without limitation, the following: failure to pay interest on any Note when due and such failure continues for 30 days; failure to pay any principal of any Note when due and payable at maturity, upon required repurchase, upon acceleration or otherwise; failure to comply with our obligation to convert the Notes into cash, our common stock or a combination of cash and our common stock, as applicable, upon exercise of a holder’s conversion right and such failure continues for 3 business days; failure to comply with our obligations under the Indenture with respect to our consolidation with or merger with or into or sale, transfer or lease of all or substantially all of our properties and assets to another person; failure by us to provide timely notice of a Fundamental Change, Make-Whole Fundamental Change or certain specified corporate transactions; our failure in performance with any other agreements under the Indenture (other than those described above in this paragraph) and such failure or breach continues for 60 days after written notice has been given to us by the holders of at least 25% in principal amount of the notes then outstanding; default by us or one of our Subsidiaries (as defined in the Indenture) with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced any indebtedness for money borrowed in excess of $25.0 million; certain events of bankruptcy, insolvency or reorganization of us or one of our Subsidiaries; or a final judgment or judgments for the payment of $25.0 million or more rendered against us or any of our Subsidiaries, which judgment is not discharged or stayed within 60 days after the date on which the right to appeal has expired if no such appeal has commenced or the date on which all rights to appeal have been extinguished.

Bond Hedge and Warrant Transactions
In connection with the offering of the Notes, on December 4, 2014 and December 5, 2014, the Company entered into bond hedge and warrant transactions with two counterparties, including certain of the Initial Purchasers or their affiliates (the “Option Counterparties”). Funding of the bond hedge and warrant transactions occurred on December 10, 2014. The bond hedge transactions cover, subject to customary anti-dilution adjustments, the number of shares of the Company’s common stock initially underlying the Notes, at a strike price that corresponds to the initial conversion price of the Notes, also subject to adjustment, and are exercisable upon conversion of the Notes. The bond hedge transactions are intended to reduce potential dilution to the Company’s common stock and/or offset any cash payments the Company will be required to make in excess of the principal amount upon any conversion of Notes. However, the warrant transactions will separately have a dilutive effect to the extent that the market value per share of the Company’s common stock, as measured under the terms of the warrant transactions, exceeds the applicable strike price of the warrants at the expiration of the warrant transactions. The initial strike price of the warrants is approximately $45.48 per share, which is 75% above the closing sale price of the Company’s common stock on December 4, 2014. The Company paid an aggregate of approximately $12.3 million to the Option Counterparties for the bond hedge transactions, after taking into account the proceeds to the Company from the warrant transactions.
The Company will not be required to make any cash payments to the Option Counterparties upon the exercise of the options that are evidenced by the bond hedge transactions. In connection with the conversion of any Notes, the Company will be entitled to receive from the Option Counterparties an aggregate amount of cash and/or number of shares of the Company’s common stock, based on our settlement method election for the Notes, for all Notes converted on a conversion date generally corresponding to the amount by which the conversion settlement amount exceeds the $1,000 principal amount for each Note that the Company is obligated to deliver to holders of the Notes under the indenture governing the Notes. Additionally, if the market price per share of the Company’s common stock, as measured under the terms of the warrant transactions, exceeds the strike price of the warrants evidenced by the warrant transactions on any expiration date of such warrants, the Company will owe the Option Counterparties a number of shares of the Company’s common stock based on the excess of such market price per share of the Company’s common stock over the strike price of such warrants.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities
As described in Item 1.01 of this Report, which is incorporated herein by reference, on December 10, 2014, the Company sold $143.75 million aggregate principal amount of Notes (including $18.75 million of Notes issued pursuant to the Initial Purchasers’ option) to the Initial Purchasers in a private placement pursuant to exemptions from the registration requirements of the Securities Act. The Company offered and sold the Notes in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Initial Purchasers offered and sold the Notes to “qualified institutional buyers” pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Notes and common stock issuable upon conversion of the Notes, if any, at our election, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Notes are convertible into cash, shares of the Company’s common stock, or a combination thereof, as described in this Report.
As described in Item 1.01 of this Report, on December 4, 2014 and December 5, 2014, the Company entered into the warrant transactions with each of the Option Counterparties. Pursuant to the warrant transactions, up to 5,774,638 shares of common stock (subject to adjustment from time to time as provided in the warrant confirmations) may be issuable upon the exercise or termination of the warrants. The initial strike price of the warrant transactions is approximately $45.48 per share, which is 75% above the closing sale price of the Company’s common stock on December 4, 2014. The Company entered into the warrant transactions in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Neither the warrant transactions nor the underlying shares of common stock issuable upon the exercise or termination of the warrants have been registered under the Securities Act and neither of them may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The net proceeds from the Notes offering were approximately $138.1 million, after deducting the Initial Purchasers’ discount and estimated offering expenses. The Company paid an aggregate of approximately $12.3 million to the Option Counterparties for the bond hedge transactions, after taking into account the proceeds to the Company from the warrant transactions.
The description of the Indenture contained herein is qualified in its entirety by reference to the Indenture and the form of Global Note, which are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The description of the bond hedge transactions and warrant transactions contained herein is qualified in its entirety by reference to the Base Bond Hedge Confirmations, which are attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference, the Additional Bond Hedge Confirmations, which are attached as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference, the Base Warrant Confirmations, which are attached as Exhibits 10.6 and 10.7 to this Current Report on Form 8-K and are incorporated herein by reference, and the Additional Warrant Confirmations, which are attached as Exhibits 10.8 and 10.9 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Indenture, dated December 10, 2014 between PROS Holdings, Inc. and Wilmington Trust, National Association, as trustee
4.2	Global Note, dated December 10, 2014 between PROS Holdings, Inc. and Wilmington Trust, National Association, as trustee
10.1	Purchase Agreement, dated December 4, 2014 by and among PROS Holdings, Inc., Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the several initial purchasers named therein
10.2	Base Bond Hedge Confirmation, dated December 4, 2014 by and between PROS Holdings, Inc. and Goldman, Sachs & Co.
10.3	Base Bond Hedge Confirmation, dated December 4, 2014 by and between PROS Holdings, Inc. and Deutsche Bank AG, London Branch
10.4	Additional Bond Hedge Confirmation, dated December 5, 2014 by and between PROS Holdings, Inc. and Goldman, Sachs & Co.
10.5	Additional Bond Hedge Confirmation, dated December 5, 2014 by and between PROS Holdings, Inc. and Deutsche Bank AG, London Branch
10.6	Base Warrant Confirmation, dated December 4, 2014 by and between PROS Holdings, Inc. and Goldman, Sachs & Co.
10.7	Base Warrant Confirmation, dated December 4, 2014 by and between PROS Holdings, Inc. and Deutsche Bank AG, London Branch
10.8	Additional Warrant Confirmation, dated December 5, 2014 by and between PROS Holdings, Inc. and Goldman, Sachs & Co.
10.9	Additional Warrant Confirmation, dated December 5, 2014 by and between PROS Holdings, Inc. and Deutsche Bank AG, London Branch

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROS HOLDINGS, INC.

Date: December 10, 2014
/s/ Damian Olthoff
Damian Olthoff
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
4.1	Indenture, dated December 10, 2014 between PROS Holdings, Inc. and Wilmington Trust, National Association, as trustee
4.2	Global Note, dated December 10, 2014 between PROS Holdings, Inc. and Wilmington Trust, National Association, as trustee
10.1	Purchase Agreement, dated December 4, 2014 by and among PROS Holdings, Inc., Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the several initial purchasers named therein
10.2	Base Bond Hedge Confirmation, dated December 4, 2014 by and between PROS Holdings, Inc. and Goldman, Sachs & Co.
10.3	Base Bond Hedge Confirmation, dated December 4, 2014 by and between PROS Holdings, Inc. and Deutsche Bank AG, London Branch
10.4	Additional Bond Hedge Confirmation, dated December 5, 2014 by and between PROS Holdings, Inc. and Goldman, Sachs & Co.
10.5	Additional Bond Hedge Confirmation, dated December 5, 2014 by and between PROS Holdings, Inc. and Deutsche Bank AG, London Branch
10.6	Base Warrant Confirmation, dated December 4, 2014 by and between PROS Holdings, Inc. and Goldman, Sachs & Co.
10.7	Base Warrant Confirmation, dated December 4, 2014 by and between PROS Holdings, Inc. and Deutsche Bank AG, London Branch
10.8	Additional Warrant Confirmation, dated December 5, 2014 by and between PROS Holdings, Inc. and Goldman, Sachs & Co.
10.9	Additional Warrant Confirmation, dated December 5, 2014 by and between PROS Holdings, Inc. and Deutsche Bank AG, London Branch